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Xenogen Corporation

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Important Notice:

Caliper Life Sciences, Inc. and Xenogen Corporation have entered into a merger agreement, pursuant to which it is proposed that Caliper Life Sciences, Inc. will acquire Xenogen Corporation. In connection with the proposed merger, Xenogen Corporation will be filing a proxy statement with the Securities and Exchange Commission. Investors and security holders of Xenogen Corporation are advised to read the proxy statement regarding the proposed merger referred to in this communication when it becomes available because it will contain important information. Xenogen Corporation expects to mail a proxy statement about the proposed merger to its stockholders. In addition to the proxy statement, Xenogen Corporation files annual, quarterly, and special reports, proxy statement and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement and any other documents filed by Xenogen Corporation at the Securities and Exchange Commission’s web site at http://www.sec.gov and directly from Xenogen Corporation.

Information on risks faced by Caliper are included under the caption Factors Affecting Operating Results in Caliper’s quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on November 9, 2005, and in Caliper’s other SEC reports. These SEC filings are available on the Website maintained by the Securities and Exchange Commission at www.sec.gov. Caliper does not undertake any obligation to update forward-looking or other statements in the following slides to reflect any change in Caliper’s expectations with regard to such statements or any change in events, conditions or circumstances on which any such statements are based.

For a discussion of factors that could impact Xenogen’s financial results and cause its results to differ materially from those in the forward-looking statements, if any, contained in the following slides, please refer to Xenogen’s filings with the Securities and Exchange Commission, particularly its Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2005 filed with the Securities and Exchange Commission on November 14, 2005. Xenogen does not undertake any obligation to (and specifically disclaims any such obligation to) update or alter forward-looking or other statements in the in the following slides to reflect any change in Xenogen’s expectations with regard to such statements or any change in events, conditions or circumstances on which any such statements are based.

Xenogen Corporation and its officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Xenogen Corporation with respect to the proposed merger. Information regarding such officers and directors is included in Xenogen Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and in its proxy statement for its 2005 annual meeting, filed with the Securities and Exchange Commission. This document is available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and directly from Xenogen Corporation.

On February 14, 2006, Xenogen Corporation held a meeting with its employees to discuss the proposed business combination between Xenogen Corporation and Caliper Life Sciences, Inc. At that meeting, representatives of Caliper Life Sciences, Inc. presented slides relating to Caliper’s business as well as the following slides relating to the proposed business combination:

Caliper LifeSciences
Working Innovation

XENOGEN

Transforming Discovery with Innovative Technologies

February 14, 2005

Happy Valentines Day!

Value Chain

Relevance
Discovery Value Chain
Molecules
Cells
Tissue
Animals
In Vitro
In Vivo

Caliper LifeSciences

- Fluidics & Automation
- Detection
- Assays
- Biochemistry
- Services

XENOGEN

- Biophotonics
- Detection
- Molecular Biology
- Services

Caliper LifeSciences

Xenogen Acquisition Scorecard

Dimension	Score	Comments
In vivo relevance	+	The core application of Xenogen technology
Biomarker relevance	+	Molecular biomarker enablement at all stages of disease progression, and therapeutic response
Imaging relevance	+	The Core application of Xenogen technology
Intellectual Property	+	Fundamental IP for bioluminescence imaging
Potential applications breadth	+	Pathway research, gene & protein expression, biomarkers, small molecule distribution
Attractive to existing Caliper strategic customers	+	Confirmed via direct customer dialog
Strong aftermarket potential	+	Potential to build to 50%+ of revenues from aftermarket
Services leverage	+	Established services business well-suited for commercial penetration, and links w/ Novascreen
Applications driven	+	Tight fit with Caliper view of applications solution
Overall Strategic Fit	**+**	
Channel leverage	+	Caliper commercial strength complements Xenogen academic strength
Geographic & Facilities fit	0	Not perfect, but material facilities consolidation will occur
Leverage infrastructure	+	Strong public company, manufacturing, G&A and facilities consolidation
Overall Structural Fit	**+**	
Material revenues	+	Expand Caliper revenues by 50%
Cost Synergies	+	$10M+ annualized cost synergies in first year
Growth profile	+	Strong growth today; will expand overall Caliper growth profile by 400+ basis points
Revenue Synergies	0/+	Not a revenue synergy deal initially, but material longer-term revenue synergies
Asset valuation / transaction economics	+	Standalone valuation justifies transaction; material synergies are all upside
Overall Financial Fit	**+**	
Key Insider loyalty	+	Key players identified; strong connectivity and loyalty building already in place towards Caliper
Cultural Fit	+	A material cultural change is required. The key future players have, unsolicited, recognized the strength of Caliper's culture and said that it will enable them and the business
Integration complexity	-/0	Crisp plan developed to implement the considerable cost reductions. Magnitude of the activities and cultural shift can be destablizing if not managed correctly. The risks exist, but Caliper is confident of managing through them.
Business model transition	-/+	Transition to leverage-able commercial business from academic business is a material change. Caliper's position and strength in this area makes it manageable. Material upside opportunity upon success.
Legal / Environmental risks	-/+	Specific risk related to law suits. Extensive due diligence has framed the risk and it is built into the business plan. May resolve better than planned.
Overall Execution Risk	**0/+**

Significant upside potential exists in several areas

LPTA and ZebBio technology combined
Caliper product into Zebra accounts
Applications strategy
ZebraBio and NovaScreen Services technology
↑ Accounts
↑ Revenues per account

Caliper LifeSciences

Caliper Status

- Revitalized financials with a revitalized strategy / momentum
- Solid management and operational team with capacity / desire for growth
- Strong market reach into Pharma and Biotech with track record for commercializing transformative technologies into profitable and sustainable products and services

Caliper LifeSciences

Opportunity: Merge C and Z

- Through unique senior level Pharma/Biotech relationships, we have identified a keen emerging interest in Biomarker research and Imaging technologies.
- Today, C has a minimal, but emerging position in Biomarker research, but lacks a position in the rapidly expanding imaging market. Z lacks critical mass and total solution position.
- Together, Z & C can accelerate entry into Biomarker research platforms across I – I divide.
- Z catapults C into in vivo testing platforms, which complements our strategy to deliver higher relevancy, higher productivity experimentation platforms.
- Provides Z & C needed critical mass, a strategic catalyst for breakout growth in an attractive market segment, improved leverage through its strong commercial channel / infrastructure and builds needed suite of technologies. This transaction puts Z & C on a materially improved strategic / financial footing and trajectory.

Caliper LifeSciences

Opportunity: Merge C and Z - Continued

- A carefulprocess has resulted in a unique opportunity to merge Z and C now. Transaction economics are compelling to both sets of owners.
- C has the demonstrated experience and capabilities to integrate Z and, based on the diligence learnings, is confident of success. The businesses are complementary and synergy opportunities abound. There are risks, but we feel they can be managed.
- C and Z plan to evolve business for enhanced profit and strategic fit with commercial customers and academia partners utilizing standard applications, particularly for biomarker research in key areas of therapeutic interest and/or safety profiling (admet).
- Z's strong academic channel will also help to position C's products and services. C's strong government / small biotech channel (NS) will be leveraged to secure key government contracts / grants for biomarker and diagnostic research.
- Simply put, the most exciting company in the Life Sciences landscape!

Caliper LifeSciences

C & Z Merger Catalyzes Our Strategy

- M&A screens have yielded a small number of actionable opportunities
- Filter: Strategic fit, cost synergies, under valued, insufficient critical mass
- Z Merger:
  - Super charges top line growth on larger base
  - Breakthrough critical mass valuation
  - Improves trajectory of profit growth / long-term profit potential
  - Enables us to create new level of competitive differentiation and uniqueness aligned w/ real industry trends at a time when landscape is getting crowded
  - Increases value by accelerating build-out of an organic high-growth company in an attractive market space w/ unique mix of relevant proprietary technologies and strategic customer / collaboration relationships as well as potential for building a formidable reagent / consumables position.
  - Leverages infrastructure / people assets to achieve high growth and profitability

Caliper LifeSciences

Value drivers for life sciences companies are improved by joining forces

	Xenogen	Caliper	Combined
Critical Mass	○	◑	◕
Profitability	○	◕	◕
Top-Line Growth	●	◔	◕
Strategic Story	◑	◑	◕
Company Summary	◔	◑	◕

Caliper LifeSciences